SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is November 10, 2017.

MFS® Variable Insurance Trust III:

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO MFS® CONSERVATIVE ALLOCATION PORTFOLIO	MFS® LIMITED MATURITY PORTFOLIO MFS® MID CAP VALUE PORTFOLIO
MFS® GLOBAL REAL ESTATE PORTFOLIO	MFS® MODERATE ALLOCATION PORTFOLIO
MFS® GROWTH ALLOCATION PORTFOLIO	MFS® NEW DISCOVERY VALUE PORTFOLIO
MFS® INFLATION-ADJUSTED BOND PORTFOLIO

Effective after the close of business on November 10, 2017, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on the MFS website at mfs.com/vit3 by choosing the fund's name:

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